COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	109.0%
COMMUNICATIONS—TOWERS	16.3%
American Tower Corp.(a),(b)		822,441	$218,284,066
Crown Castle International Corp.		461,825	80,043,509
SBA Communications Corp.		139,779	46,206,744

			344,534,319

REAL ESTATE	92.7%
DATA CENTERS	10.5%
CyrusOne, Inc.(a),(b)		944,425	73,107,939
Digital Realty Trust, Inc.(a)		368,814	53,275,183
Equinix, Inc.(a),(b)		120,301	95,053,429

			221,436,551

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (EUR) (Australia)(c),(d)		3,927,678	0

HEALTH CARE	14.1%
Healthcare Trust of America, Inc., Class A		1,197,410	35,515,181
Healthpeak Properties, Inc.(a),(b),(e)		2,829,578	94,734,271
Ventas, Inc.(a),(b)		1,492,381	82,394,355
Welltower, Inc.(a)		1,031,182	84,969,397

			297,613,204

HOTEL	3.7%
DiamondRock Hospitality Co.(d)		2,164,938	20,458,664
Host Hotels & Resorts, Inc.(a),(b),(d)		3,577,048	58,413,194

			78,871,858

INDUSTRIALS	11.5%
Americold Realty Trust		1,348,690	39,179,444
BG LLH, LLC (Lineage Logistics)(f)		142,519	10,724,555
Duke Realty Corp.(a),(b)		2,233,970	106,940,144
Prologis, Inc.(a)		693,075	86,932,397

			243,776,540

NET LEASE	11.3%
NETSTREIT Corp.		713,226	16,867,795
Spirit Realty Capital, Inc.(a),(b)		962,799	44,327,266
VEREIT, Inc.(a),(b)		1,945,115	87,977,551
VICI Properties, Inc.(a),(b)		3,156,385	89,672,898

			238,845,510

		Shares	Value
OFFICE	1.5%
Cousins Properties, Inc.		446,629	$16,654,795
Kilroy Realty Corp.(a)		239,348	15,847,231

			32,502,026

RESIDENTIAL	17.5%
APARTMENT	11.3%
Apartment Income REIT Corp.		768,491	37,510,046
Essex Property Trust, Inc.(a)		269,694	86,231,959
UDR, Inc.(a),(b)		2,158,070	114,334,549

			238,076,554

MANUFACTURED HOME	3.1%
Sun Communities, Inc.(a),(b)		358,570	66,371,307

SINGLE FAMILY	3.1%
Invitation Homes, Inc.(a),(b)		1,695,055	64,971,458

TOTAL RESIDENTIAL			369,419,319

SELF STORAGE	10.0%
Extra Space Storage, Inc.(a)		500,041	84,001,888
Public Storage(a),(b),(e)		426,889	126,828,722

			210,830,610

SHOPPING CENTERS	7.2%
COMMUNITY CENTER	1.8%
Kimco Realty Corp.		1,890,767	39,233,415

REGIONAL MALL	5.4%
Simon Property Group, Inc.(a)		879,047	114,249,739

TOTAL SHOPPING CENTERS			153,483,154

SPECIALTY	1.7%
Lamar Advertising Co., Class A		325,973	36,981,637

TIMBER	3.7%
Weyerhaeuser Co.(a),(b)		2,221,309	79,011,961

TOTAL REAL ESTATE			1,962,772,370

TOTAL COMMON STOCK (Identified cost—$1,541,056,894)			2,307,306,689

PREFERRED SECURITIES—$25 PAR VALUE	10.7%
BANKS	1.1%
JPMorgan Chase & Co., 5.75%, Series DD(g)		75,000	2,048,250
JPMorgan Chase & Co., 4.75%, Series GG(g)		172,000	4,494,360

		Shares	Value
JPMorgan Chase & Co., 4.625%, Series LL(g)		189,812	$5,011,037
JPMorgan Chase & Co., 4.20%, Series MM(g)		100,000	2,525,000
Wells Fargo & Co., 4.70%, Series AA(g)		88,000	2,312,640
Wells Fargo & Co., 4.25%, Series DD(g)		69,325	1,735,898
Wells Fargo & Co., 4.75%, Series Z(g)		208,044	5,448,672

			23,575,857

ELECTRIC	0.2%
CMS Energy Corp., 5.875%, due 3/1/79		140,000	3,781,400

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
United States Cellular Corp., 5.50%, due 6/1/70		132,706	3,536,615

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(g),(h)		147,000	3,727,920

REAL ESTATE	9.1%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 5.85%, Series K(g)		98,115	2,698,163
Digital Realty Trust, Inc., 5.20%, Series L(g)		100,000	2,720,000
DigitalBridge Group, Inc., 7.15%, Series I(g)		314,915	8,112,210
DigitalBridge Group, Inc., 7.125%, Series J(g)		236,273	6,180,902
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(g)		150,000	3,906,000

			23,617,275

DIVERSIFIED	1.6%
Armada Hoffler Properties, Inc., 6.75%, Series A(g)		375,000	10,098,750
EPR Properties, 9.00%, Series E (Convertible)(a),(g)		128,829	4,756,367
EPR Properties, 5.75%, Series G(g)		177,002	4,587,892
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(g)		79,704	5,171,992
National Retail Properties, Inc., 5.20%, Series F(g)		25,000	626,500
Office Properties Income Trust, 6.375%, due 6/23/50		25,000	696,500
Urstadt Biddle Properties, Inc., 6.25%, Series H(g)		157,556	4,115,363
Urstadt Biddle Properties, Inc., 5.875%, Series K(g)		159,900	4,197,375

			34,250,739

HOTEL	1.5%
DiamondRock Hospitality Co., 8.25%(g)		46,466	1,258,299
Pebblebrook Hotel Trust, 6.30%, Series F(g)		140,000	3,474,800
Pebblebrook Hotel Trust, 6.375%, Series G(g)		188,800	4,823,840
Pebblebrook Hotel Trust, 5.70%, Series H(g)		160,000	4,000,000
RLJ Lodging Trust, 1.95%, Series A(g)		154,846	4,506,019
Summit Hotel Properties, Inc., 6.25%, Series E(g)		226,000	5,882,780
Summit Hotel Properties, Inc., 5.875%, Series F(g)		140,000	3,658,424
Sunstone Hotel Investors, Inc., 6.125%, Series H(g)		114,000	2,948,040

			30,552,202

		Shares	Value
INDUSTRIALS	1.0%
Monmouth Real Estate Investment Corp., 6.125%, Series C(a),(g)		473,000	$11,929,060
PS Business Parks, Inc., 5.20%, Series W(g)		45,000	1,134,900
PS Business Parks, Inc., 5.20%, Series Y(g)		185,000	4,859,950
PS Business Parks, Inc., 4.875%, Series Z(g)		52,384	1,445,798
Rexford Industrial Realty, Inc., 5.625%, Series C(g)		30,000	790,500

			20,160,208

NET LEASE	0.6%
Agree Realty Corp., 4.25%, Series A(g)		118,173	2,970,869
Spirit Realty Capital, Inc., 6.00%, Series A(a),(g)		378,071	9,841,188

			12,812,057

OFFICE	1.4%
Arbor Realty Trust, Inc., 6.375%, Series D(g)		51,200	1,305,600
Brookfield Property Partners LP, 5.75%, Series A(g)		154,000	3,614,380
Brookfield Property Partners LP, 6.375%, Series A2(g)		126,056	3,181,653
Brookfield Property Preferred LP, 6.25%, due 7/26/81		150,000	3,669,000
City Office REIT, Inc., 6.625%, Series A(g)		61,000	1,548,180
SL Green Realty Corp., 6.50%, Series I(a),(g)		156,991	4,073,916
TPG RE Finance Trust, Inc., 6.25%, Series C(g)		65,000	1,573,000
Vornado Realty Trust, 5.70%, Series K(g)		146,024	3,653,521
Vornado Realty Trust, 5.25%, Series N(g)		150,000	4,035,000
Vornado Realty Trust, 4.45%, Series O(g)		137,000	3,353,760

			30,008,010

RESIDENTIAL	0.6%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(g)		98,959	2,555,121

MANUFACTURED HOME	0.3%
UMH Properties, Inc., 6.75%, Series C(g)		152,845	3,970,913
UMH Properties, Inc., 6.375%, Series D(g)		65,000	1,714,700

			5,685,613

SINGLE FAMILY	0.2%
American Homes 4 Rent, 6.25%, Series H(g)		178,714	4,805,620

TOTAL RESIDENTIAL			13,046,354

		Shares	Value
SELF STORAGE	0.6%
National Storage Affiliates Trust, 6.00%, Series A(g)		192,080	$5,034,417
Public Storage, 4.625%, Series L(g)		29,610	807,761
Public Storage, 4.00%, Series P(g)		266,328	6,802,017

			12,644,195

SHOPPING CENTERS—COMMUNITY CENTER	0.7%
Kimco Realty Corp., 5.25%, Series M(g)		181,358	4,753,393
Saul Centers, Inc., 6.125%, Series D(g)		101,300	2,658,112
Saul Centers, Inc., 6.00%, Series E(g)		111,000	2,938,170
SITE Centers Corp., 6.375%, Series A(g)		200,000	5,180,000

			15,529,675

TOTAL REAL ESTATE			192,620,715

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$210,675,878)			227,242,507

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	9.6%
BANKS	2.9%
Bank of America Corp., 6.10% to 3/17/25, Series AA(g),(h)		$4,000,000	4,463,300
Bank of America Corp., 6.25% to 9/5/24, Series X(g),(h)		6,000,000	6,603,750
Citigroup, Inc., 4.00% to 12/10/25, Series W(g),(h)		3,000,000	3,116,100
Citigroup, Inc., 5.95% to 1/30/23(g),(h)		2,140,000	2,232,288
Citigroup, Inc., 5.95% to 5/15/25, Series P(g),(h)		2,000,000	2,187,500
Citigroup, Inc., 6.25% to 8/15/26, Series T(g),(h)		2,140,000	2,482,849
JPMorgan Chase & Co., 3.465% (3 Month US LIBOR + 3.32%), Series V (FRN)(g),(i)		738,000	740,786
JPMorgan Chase & Co., 3.599% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(g),(i)		2,108,000	2,119,551
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(g),(h)		2,920,000	2,938,250
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(g),(h)		4,660,000	5,067,400
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(g),(h)		3,850,000	4,162,813
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(g),(h)		6,500,000	7,137,812
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(g),(h)		5,000,000	5,000,000
SVB Financial Group, 4.00% to 5/15/26, Series C(g),(h)		2,630,000	2,699,038
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(g),(h)		7,600,000	7,842,250
Wells Fargo & Co., 5.875% to 6/15/25, Series U(g),(h)		2,000,000	2,234,020

			61,027,707

		Principal Amount	Value
BANKS—FOREIGN	2.7%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(g),(h),(j)		$4,000,000	$4,360,000
Banco Santander SA, 4.75% to 11/12/26 (Spain)(g),(h),(j)		2,600,000	2,654,782
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(g),(h),(j)		3,000,000	3,390,015
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(g),(h),(j),(k)		4,150,000	4,506,693
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(g),(h),(j),(k)		3,000,000	3,342,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(g),(h),(j),(k)		5,000,000	6,051,190
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(g),(h),(j),(k)		2,500,000	2,621,875
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(g),(h),(j),(l)		3,000,000	3,117,720
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(g),(h),(j),(k)		2,000,000	2,143,500
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(g),(h),(j),(k)		2,891,000	3,165,055
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(g),(h),(j),(l)		1,400,000	1,433,258
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(g),(h),(j)		4,000,000	4,419,400
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(g),(h),(j)		3,400,000	3,808,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(g),(h),(j)		3,000,000	3,547,695
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)(h)		1,400,000	1,100,834
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(g),(h),(j),(k)		3,600,000	3,976,164
Stichting AK Rabobank Certificaten, 19.436% (Netherlands)(g),(l)		1,478,350	2,467,053
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(g),(h),(j),(k)		1,600,000	1,746,648

			57,852,632

ELECTRIC	0.0%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(h)		700,000	714,910

ELECTRIC—FOREIGN	0.2%
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(g),(h),(l)		2,500,000	3,728,442

		Principal Amount	Value
FINANCIAL—INVESTMENT BANKER/BROKER	0.6%
American Express Co., 3.55% to 9/15/26(g),(h)		$2,700,000	$2,755,282
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(g),(h)		6,750,000	7,053,750
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(k)		3,500,000	3,479,700

			13,288,732

INDUSTRIALS	0.2%
General Electric Co., 3.446% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(g),(i)		4,000,000	3,924,233

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(k)		2,000,000	2,784,820

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(h),(l)		4,052,000	4,601,350

TOTAL INSURANCE			7,386,170

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T Inc., 2.875% to 3/2/25, Series B(g),(h)		5,000,000	5,868,757

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(h)		5,710,000	5,786,429
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(h)		2,750,000	3,366,216

			9,152,645

PIPELINES	0.2%
Energy Transfer LP, 6.50% to 11/15/26, Series H(g),(h)		1,480,000	1,544,927
Energy Transfer LP, 7.125% to 5/15/30, Series G(g),(h)		1,535,000	1,613,669

			3,158,596

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(h)		1,750,000	1,939,516

REAL ESTATE	1.3%
DIVERSIFIED	0.3%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(k)		4,000,000	4,000,000
CTR Partnership LP/CareTrust Capital Corp., 3.875%, due 6/30/28, 144A(k)		3,000,000	3,116,250

			7,116,250

		Principal Amount	Value
FINANCE	0.3%
Broadstone Net Lease LLC, 2.60%, due 9/15/31		$500,000	$494,449
Invitation Homes Operating Partnership LP, 2.00%, due 8/15/31		1,000,000	961,055
Newmark Group, Inc., 6.125%, due 11/15/23		2,000,000	2,166,500
Piedmont Operating Partnership LP, 2.75%, due 4/1/32		725,000	713,496
Tanger Properties LP, 2.75%, due 9/1/31		1,625,000	1,573,874

			5,909,374

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		1,000,000	980,614

HOTEL	0.1%
RLJ Lodging Trust LP, 3.75%, due 7/1/26, 144A(k)		800,000	805,000
RLJ Lodging Trust LP, 4.00%, due 9/15/29, 144A(k)		1,500,000	1,499,535

			2,304,535

INDUSTRIALS	0.1%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 4.875%, due 5/15/29, 144A(k)		1,350,000	1,391,141

OFFICE	0.1%
Kilroy Realty LP, 2.65%, due 11/15/33		625,000	617,123
Office Properties Income Trust, 2.40%, due 2/1/27		1,350,000	1,334,965
Vornado Realty LP, 2.15%, due 6/1/26		1,050,000	1,067,108

			3,019,196

RETAIL	0.1%
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		1,225,000	1,212,822

RETAIL—FOREIGN	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(h),(k)		6,000,000	6,455,700

TOTAL REAL ESTATE			28,389,632

UTILITIES—ELECTRIC—FOREIGN	0.3%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(h),(k)		5,250,000	5,991,562

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$195,808,526)			202,423,534

		Principal Amount	Value
CORPORATE BONDS	0.7%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875, due 2/15/27		$2,525,000	$2,619,687

REAL ESTATE	0.6%
HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		2,000,000	2,190,000

INDUSTRIALS	0.3%
Retail Properties of America, Inc., 4.75%, due 9/15/30		7,000,000	7,706,937

NET LEASE	0.1%
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(k)		1,366,000	1,449,668

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, due 5/15/26, 144A(a),(k)		1,800,000	1,872,000

TOTAL REAL ESTATE			13,218,605

TOTAL CORPORATE BONDS (Identified cost—$14,605,551)			15,838,292

		Shares
SHORT-TERM INVESTMENTS	1.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(m)		25,410,371	25,410,371

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$25,410,371)			25,410,371

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,987,557,220)	131.2%		2,778,221,393
WRITTEN OPTION CONTRACTS	(0.0)		(679,095)
LIABILITIES IN EXCESS OF OTHER ASSETS	(31.2)		(660,753,608)

NET ASSETS (Equivalent to $15.77 per share based on 134,243,229 shares of common stock outstanding)	100.0%		$2,116,788,690

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call — Kilroy Realty Corp.	$70.00	11/19/21	(296)	$(1,959,816)	$(43,967)	$(31,080)
Put — Healthpeak Properties, Inc.	34.00	10/15/21	(1,471)	(4,924,908)	(122,948)	(139,745)
Put — Ventas, Inc.	52.50	10/15/21	(1,021)	(5,636,941)	(80,215)	(38,798)
Put — Welltower, Inc.	82.50	10/15/21	(660)	(5,438,400)	(64,914)	(125,400)
Put — Simon Property Group, Inc.	120.00	11/19/21	(390)	(5,068,830)	(85,539)	(113,100)
Put — Weyerhaeuser Co.	34.00	11/19/21	(1,749)	(6,221,193)	(189,881)	(174,900)
			(5,587)	$(29,250,088)	$(587,464)	$(623,023)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call — Host Hotels & Resorts, Inc.	Goldman Sachs International	$18.00	11/19/21	(2,158)	$(3,524,014)	$(84,745)	$(56,072)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 200,000,000	0.669%(o)	Monthly	1 month LIBOR(o	)	Monthly	9/15/25	$1,197,084	$—	$1,197,084
69,000,000	1.280%	Monthly	0.083%(p	)	Monthly	2/3/26	(1,295,549)	(10,868)	(1,306,417)
115,000,000	0.761%	Monthly	0.083%(p	)	Monthly	9/15/26	1,136,950	—	1,136,950
190,000,000	1.237%(o)	Monthly	1 month LIBOR(o	)	Monthly	9/15/27	1,144,095	—	1,144,095

							$2,182,580	$(10,868)	$2,171,712

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	1,409,590	USD	1,115,826	10/4/21	$2,941
Brown Brothers Harriman	EUR	2,592,495	USD	3,036,779	10/4/21	33,762
Brown Brothers Harriman	EUR	2,603,686	USD	3,053,077	10/4/21	37,098
Brown Brothers Harriman	EUR	2,101,580	USD	2,481,441	10/4/21	47,076
Brown Brothers Harriman	GBP	2,818,279	USD	3,898,396	10/4/21	101,046
Brown Brothers Harriman	USD	1,112,427	CAD	1,409,590	10/4/21	458
Brown Brothers Harriman	USD	8,450,223	EUR	7,297,761	10/4/21	3,138
Brown Brothers Harriman	USD	3,796,306	GBP	2,818,279	10/4/21	1,043
Brown Brothers Harriman	CAD	1,410,276	USD	1,112,833	11/2/21	(552)
Brown Brothers Harriman	EUR	7,262,679	USD	8,413,559	11/2/21	(3,733)
Brown Brothers Harriman	GBP	2,797,167	USD	3,767,728	11/2/21	(1,315)

						$220,962

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,372,643,318 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $587,207,468 in aggregate has been rehypothecated.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $29,421,927 in aggregate has been pledged as collateral.
(f)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)	Variable rate. Rate shown is in effect at September 30, 2021.
(j)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $54,284,745 which represents 2.6% of the net assets of the Fund (1.9% of the managed assets of the Fund).

(k)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $60,399,251 which represents 2.9% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $15,347,823 which represents 0.7% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Rate quoted represents the annualized seven-day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Represents two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
(p)	Based on 1 month LIBOR. Represents rates in effect at September 30, 2021.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified—Foreign	$0	$—	$—	$0	(a)
Real Estate—Industrials	243,776,540	233,051,985	—	10,724,555	(b)
Other Industries	2,063,530,149	2,063,530,149	—	—
Preferred Securities—$25 Par Value	227,242,507	227,242,507	—	—
Preferred Securities—Capital Securities	202,423,534	—	202,423,534	—
Corporate Bonds	15,838,292	—	15,838,292	—
Short-Term Investments	25,410,371	—	25,410,371	—

Total Investments in Securities(c)	$2,778,221,393	$2,523,824,641	$243,672,197	$10,724,555

Forward Foreign Currency Exchange Contracts	$226,562	$—	$226,562	$—
Interest Rate Swap Contracts	3,478,129	—	3,478,129	—

Total Derivative Assets(c)	$3,704,691	$—	$3,704,691	$—

Written Option Contracts	$(679,095)	$(591,943)	$(87,152)	$—
Forward Foreign Currency Exchange Contracts	(5,600)	—	(5,600)	—
Interest Rate Swap Contracts	(1,306,417)	—	(1,306,417)	—

Total Derivative Liabilities(c)	$(1,911,112)	$(591,943)	$(1,399,169)	$—

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials		Written Option Contracts
Balance as of December 31, 2020	$8,568,644		$(23,200)
Purchases	162,795	(a)	—
Realized gain (loss)	—		468,789
Change in unrealized appreciation (depreciation)	1,993,116		(445,589)

Balance as of September 30, 2021	$10,724,555		$—

(a)	Represents additional shares acquired through dividend reinvestment.

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $1,993,116.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrials	$10,724,555	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.0x 15%	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2021:

	Written Option Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$33,738,988	$496,000,000	$5,026,953

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.